Exhibit 99.2

Supplemental Financial Information
First Quarter 2015

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2014.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

FIRST QUARTER 2015

This document is a financial supplement to our first quarter 2015 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●	Operating adjustments exclude the impact of realized investment gains and losses and the impact of entering into Co-CEOs transition agreements as described in our Form 8-K dated January 2, 2015.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

●
Citi reinsurance transaction adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Discontinued Operations
In January 2014, National Benefit Life Insurance Company, our New York insurance company, sold the assets and liabilities of its short-term statutory disability benefit insurance business ("DBL") to AmTrust North America, Inc., which assumed all liabilities for DBL insurance. The results of operations for DBL were previously reported in our Corporate and Other Distributed Products segment. As a result, beginning in the first quarter of 2014, the historical results of DBL have been eliminated from our Corporate and Other Distributed Products segment and are now reported in discontinued operations in Primerica’s consolidated statements of income for all periods presented.

Historical DBL results now reported in discontinued operations
($ in thousands)
	FY 2011	FY 2012	FY 2013	FY 2014	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Direct premiums	$40,465	$36,943	$36,878	$—	$—	$—	$—	$—
Benefits and claims	30,170	24,699	21,543	—	—	—	—	—
Insurance commissions	6,405	5,831	5,941	—	—	—	—	—
Insurance expenses	5,099	5,647	3,202	—	—	—	—	—
Net gain on sale	—	—	—	2,427	2,455	—	(28)	—
Income before income taxes	(1,209)	766	6,192	2,427	2,455	—	(28)	—
Net Income	$(783)	$497	$4,025	$1,578	$1,596	$—	$(18)	$—

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 16

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014	Dec 31, 2014	Mar 31, 2015
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$1,984,592	$2,014,610	$2,042,834	$2,039,759	$2,040,832	$2,056,975
Securities held to maturity	—	—	—	189,830	220,000	238,000
Total investments and cash	1,984,592	2,014,610	2,042,834	2,229,589	2,260,832	2,294,975
Due from reinsurers	4,055,054	4,074,527	4,077,734	4,130,637	4,115,533	4,094,456
Deferred policy acquisition costs	1,208,466	1,242,983	1,293,974	1,321,415	1,351,180	1,377,022
Other assets	578,009	597,265	597,348	591,895	570,267	571,496
Separate account assets	2,503,829	2,458,739	2,581,659	2,469,118	2,440,303	2,386,265
Total assets	$10,329,950	$10,388,124	$10,593,549	$10,742,654	$10,738,114	$10,724,214

Liabilities:
Future policy benefits	$5,063,103	$5,103,278	$5,180,013	$5,214,878	$5,264,608	$5,289,016
Other policy liabilities	593,084	585,217	576,737	630,248	610,057	602,291
Income taxes	105,885	127,906	137,797	136,065	140,467	157,684
Other liabilities	377,689	375,864	346,535	365,900	392,810	381,369
Notes payable	374,481	374,494	374,506	374,519	374,532	374,545
Surplus note	—	—	—	189,830	220,000	238,000
Payable under securities lending	89,852	109,094	93,569	67,614	50,211	55,622
Separate account liabilities	2,503,829	2,458,739	2,581,659	2,469,118	2,440,303	2,386,265
Total liabilities	9,107,923	9,134,591	9,290,818	9,448,172	9,492,988	9,484,792
Stockholders’ equity:
Common stock ($0.01 par value) (1)	548	546	542	537	522	516
Paid-in capital	472,632	462,837	447,949	429,257	353,335	323,996
Retained earnings	640,840	679,183	721,788	756,738	795,741	830,624
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	67,378	78,911	92,049	78,130	74,307	83,401
Net unrealized investment losses other-than-temporarily impaired	(1,346)	(1,346)	(1,346)	(461)	(461)	(461)
Cumulative translation adjustment	41,975	33,404	41,749	30,282	21,682	1,346
Total stockholders’ equity	1,222,027	1,253,532	1,302,731	1,294,482	1,245,126	1,239,422
Total liabilities and stockholders' equity	$10,329,950	$10,388,124	$10,593,549	$10,742,654	$10,738,114	$10,724,214

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	67,378	78,911	92,049	78,130	74,307	83,401
Net unrealized investment losses other-than-temporarily impaired	(1,346)	(1,346)	(1,346)	(461)	(461)	(461)
Total reconciling items	66,032	77,564	90,703	77,669	73,846	82,940
Total stockholders’ equity	$1,222,027	$1,253,532	$1,302,731	$1,294,482	$1,245,126	$1,239,422

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,123,780	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280
Net Income	37,201	45,080	49,271	41,595	45,466	43,401
Shareholder dividends	(6,138)	(6,738)	(6,666)	(6,646)	(6,462)	(8,517)
Retirement of shares and warrants	—	(19,187)	(21,972)	(30,694)	(82,447)	(44,789)
Net foreign currency translation adjustment	(6,697)	(8,571)	8,346	(11,468)	(8,600)	(20,336)
Other, net	7,850	9,389	7,081	11,997	6,510	15,444
Balance, end of period	$1,155,996	$1,175,968	$1,212,028	$1,216,813	$1,171,280	$1,156,482

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,179,143	$1,208,466	$1,242,983	$1,293,974	$1,321,415	$1,351,180
General expenses deferred	7,396	7,273	8,136	7,147	8,171	7,953
Commission costs deferred	63,828	69,559	68,674	66,602	67,980	70,389
Amortization of deferred policy acquisition costs	(35,627)	(35,193)	(32,696)	(36,944)	(39,544)	(36,213)
Foreign currency impact and other, net	(6,274)	(7,122)	6,877	(9,363)	(6,842)	(16,287)
Balance, end of period	$1,208,466	$1,242,983	$1,293,974	$1,321,415	$1,351,180	$1,377,022

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except per-share data)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	55,224,404	54,926,561	54,712,874	53,420,998	52,642,881	(2,581,523)	-4.8%

Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$(1,680)	-3.7%
Less income attributable to unvested participating securities	(576)	(542)	(447)	(491)	(444)	132	26.9%
Net income used in computing basic EPS	$44,504	$48,729	$41,147	$44,975	$42,956	$(1,547)	-3.4%
Basic earnings per share	$0.81	$0.89	$0.75	$0.84	$0.82	$0.01	1.2%

Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$(747)	-1.5%
Less operating income attributable to unvested participating securities	(554)	(536)	(450)	(529)	(436)	118	22.3%
Net operating income used in computing basic operating EPS	$42,760	$48,194	$41,346	$48,424	$42,131	$(630)	-1.3%
Basic operating income per share	$0.77	$0.88	$0.76	$0.91	$0.80	$0.03	2.9%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	55,224,404	54,926,561	54,712,874	53,420,998	52,642,881	(2,581,523)	-4.8%
Dilutive impact of warrants and options	21,997	23,046	30,983	49,455	48,104	26,107	52.8%
Shares used to calculate diluted EPS	55,246,401	54,949,607	54,743,857	53,470,453	52,690,985	(2,555,416)	-4.8%

Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$(1,680)	-3.7%
Less income attributable to unvested participating securities	(576)	(542)	(447)	(491)	(444)	132	26.9%
Net income used in computing diluted EPS	$44,504	$48,729	$41,148	$44,975	$42,957	$(1,547)	-3.4%
Diluted earnings per share	$0.81	$0.89	$0.75	$0.84	$0.82	$0.01	1.2%

Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$(747)	-1.5%
Less operating income attributable to unvested participating securities	(554)	(536)	(449)	(529)	(435)	118	22.3%
Net operating income used in computing diluted operating EPS	$42,760	$48,194	$41,346	$48,424	$42,131	$(629)	-1.3%
Diluted operating income per share	$0.77	$0.88	$0.76	$0.91	$0.80	$0.03	2.8%

											YOY Q1
	Q1 2014		Q2 2014		Q3 2014		Q4 2014		Q1 2015		Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,237,780		$1,278,132		$1,298,607		$1,269,804		$1,242,274		$4,494		0.4%
Average adjusted stockholders' equity	$1,165,982		$1,193,998		$1,214,421		$1,194,046		$1,163,881		$(2,101)		-0.2%

Net income return on stockholders' equity	14.6%		15.4%		12.8%		14.3%		14.0%		-0.6%		nm
Net income return on adjusted stockholders' equity	15.5%		16.5%		13.7%		15.2%		14.9%		-0.5%		nm

Net operating income return on adjusted stockholders' equity	14.9%		16.3%		13.8%		16.4%		14.6%		-0.2%		nm

Capital Structure
Debt-to-capital (1)	23.0%		22.3%		22.4%		23.1%		23.2%		0.2%		nm

Cash and invested assets to stockholders' equity	1.6	x	1.6	x	1.7	x	1.8	x	1.9	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	1.7	x	1.7	x	1.8	x	1.9	x	2.0	x	0.3	x	nm

Share count, end of period (2)	54,569,108		54,193,684		53,681,705		52,168,653		51,554,770		(3,014,338)		-5.8%
Adjusted stockholders' equity per share	$21.55		$22.36		$22.67		$22.45		$22.43		$0.88		3.9%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		nm		nm
S&P	AA	-	AA	-	AA	-	AA	-	AA	-	nm		nm
A.M. Best	A	+	A	+	A	+	A	+	A	+	nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm
S&P	A	-	A	-	A	-	A	-	A	-	nm		nm
A.M. Best	a	-	a	-	a	-	a	-	a	-	nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

5 of 16

Statements of Income	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$568,205	$576,740	$577,482	$578,905	$577,458	$9,253	1.6%
Ceded premiums	(402,715)	(410,546)	(402,198)	(401,358)	(397,541)	5,174	1.3%
Net premiums	165,490	166,194	175,284	177,546	179,918	14,428	8.7%
Net investment income	21,599	21,681	20,465	22,728	21,173	(426)	-2.0%
Commissions and fees:
Sales-based (1)	57,904	60,255	58,394	61,204	60,035	2,130	3.7%
Asset-based (2)	53,807	56,114	58,744	57,134	56,837	3,030	5.6%
Account-based (3)	9,720	9,957	10,251	10,548	10,452	732	7.5%
Other commissions and fees	5,499	5,713	5,539	6,381	5,511	12	0.2%
Realized investment (losses) gains	263	831	(281)	(1,074)	1,284	1,022	nm
Other, net	10,045	10,384	10,791	10,917	9,929	(116)	-1.2%
Total revenues	324,328	331,130	339,187	345,385	345,139	20,811	6.4%
Benefits and expenses:
Benefits and claims	75,191	72,412	81,235	82,578	82,500	7,309	9.7%
Amortization of DAC	35,193	32,696	36,944	39,544	36,213	1,019	2.9%
Insurance commissions	4,083	3,881	4,046	3,343	3,189	(894)	-21.9%
Insurance expenses	28,502	28,192	31,495	27,263	34,642	6,140	21.5%
Sales commissions:
Sales-based (1)	41,563	42,702	41,193	42,749	42,442	879	2.1%
Asset-based (2)	20,725	21,859	23,378	23,011	23,251	2,525	12.2%
Other sales commissions	2,833	2,803	2,929	3,029	2,764	(68)	-2.4%
Interest expense	8,606	8,552	8,712	8,700	8,676	70	0.8%
Other operating expenses	40,798	42,292	45,235	46,037	44,652	3,854	9.4%
Total benefits and expenses	257,495	255,390	275,167	276,255	278,330	20,834	8.1%
Income from continued operations before income taxes	66,832	75,740	64,020	69,130	66,809	(23)	nm
Income taxes	23,347	26,469	22,407	23,664	23,408	61	0.3%
Net income from continued operations	43,485	49,271	41,613	45,466	43,401	(84)	-0.2%
Net income from discontinued operations net tax	1,596	—	(18)	—	—	(1,596)	-100.0%
Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$(1,680)	-3.7%

Income from Continued Operations Before Income Taxes by Segment
Term Life	$47,205	$55,070	$45,932	$52,826	$47,820	$616	1.3%
Investment & Savings Products	34,028	36,047	36,904	39,039	35,044	1,016	3.0%
Corporate & Other Distributed Products	(14,400)	(15,377)	(18,816)	(22,735)	(16,055)	(1,655)	-11.5%
Income from continued operations before income taxes	$66,832	$75,740	$64,020	$69,130	$66,809	$(23)	nm

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 16

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$214,780	$223,706	$228,422	$233,044	$237,430	$22,650	10.5%
Premiums ceded to Citi	344,883	344,143	340,170	337,501	331,733	(13,150)	-3.8%
Term Life direct premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$9,500	1.7%

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(55,450)	$(63,424)	$(59,417)	$(60,978)	$(63,389)	$(7,939)	-14.3%
Premiums ceded to Citi	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	13,150	3.8%
Term Life ceded premiums	$(400,334)	$(407,566)	$(399,587)	$(398,478)	$(395,122)	$5,212	1.3%

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$324,065	$330,299	$339,468	$346,459	$343,854	$19,790	6.1%
Realized investment gains/(losses)	263	831	(281)	(1,074)	1,284	nm	nm
Total revenues	$324,328	$331,130	$339,187	$345,385	$345,139	$20,811	6.4%

Reconciliation from Operating Income Before Income Taxes to Income from Continued Operations Before Income Taxes
Operating income before income taxes	$66,569	$74,909	$64,301	$74,432	$65,525	$(1,045)	-1.6%
Operating income before income taxes reconciling items:
Realized investment gains/(losses)	263	831	(281)	(1,074)	1,284	nm	nm
Co-CEOs transition expenses	—	—	—	(4,228)	—	nm	nm
Total operating income before income taxes reconciling items	263	831	(281)	(5,302)	1,284	nm	nm
Income from continued operations before income taxes	$66,832	$75,740	$64,020	$69,130	$66,809	$(23)	nm

Reconciliation from Net Operating Income to Net Income
Net operating income	$43,314	$48,731	$41,796	$48,953	$42,566	$(747)	-1.7%
Net operating income reconciling items:
Operating income before income taxes reconciling items	263	831	(281)	(5,302)	1,284	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(92)	(291)	98	1,815	(450)	nm	nm
Total net operating income reconciling items	171	541	(183)	(3,487)	834	nm	nm
Net income from continued operations	$43,485	$49,271	$41,613	$45,466	$43,401	$(84)	-0.2%
Net income from discontinued operations net tax	1,596	—	(18)	—	—	nm	nm
Net income	$45,080	$49,271	$41,595	$45,466	$43,401	$(1,680)	-3.7%

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Segment Operating Results	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$9,500	1.7%
Premiums ceded to Citi (1)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	13,150	3.8%
Adjusted direct premiums (2)	214,780	223,706	228,422	233,044	237,430	22,650	10.5%
Other ceded premiums (3)	(55,450)	(63,424)	(59,417)	(60,978)	(63,389)	(7,939)	-14.3%
Net premiums	159,330	160,282	169,005	172,067	174,042	14,712	9.2%
Allocated net investment income	16,713	16,839	17,235	18,986	17,281	568	3.4%
Other, net	6,937	7,245	7,337	7,318	7,042	105	1.5%
Operating revenues	182,980	184,366	193,577	198,370	198,365	15,385	8.4%
Benefits and expenses:
Benefits and claims	71,263	68,287	77,722	78,059	77,990	6,727	9.4%
Amortization of DAC	32,721	29,778	34,171	36,661	35,017	2,296	7.0%
Insurance commissions	1,315	929	1,070	690	601	(714)	-54.3%
Insurance expenses	26,413	26,293	30,514	25,978	32,804	6,391	24.2%
Interest expense	4,063	4,009	4,168	4,156	4,132	69	1.7%
Operating benefits and expenses	135,776	129,296	147,645	145,544	150,545	14,769	10.9%
Operating income before income taxes	$47,205	$55,070	$45,932	$52,826	$47,820	$616	1.3%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$57,904	$60,255	$58,394	$61,204	$60,035	$2,130	3.7%
Asset-based	53,807	56,114	58,744	57,134	56,837	3,030	5.6%
Account-based	9,720	9,957	10,251	10,548	10,452	732	7.5%
Other, net	1,839	1,821	1,884	2,497	1,751	(88)	-4.8%
Operating revenues	123,270	128,147	129,273	131,383	129,074	5,804	4.7%
Benefits and expenses:
Amortization of DAC	2,335	2,172	2,484	1,743	1,201	(1,135)	-48.6%
Insurance commissions	2,086	2,237	2,290	2,185	1,971	(115)	-5.5%
Sales commissions:
Sales-based	41,563	42,702	41,193	42,749	42,442	879	2.1%
Asset-based	20,725	21,859	23,378	23,011	23,251	2,525	12.2%
Other operating expenses	22,532	23,131	23,024	22,655	25,166	2,634	11.7%
Operating benefits and expenses	89,243	92,100	92,369	92,344	94,031	4,788	5.4%
Operating income before income taxes	$34,028	$36,047	$36,904	$39,039	$35,044	$1,016	3.0%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,542	$8,892	$8,890	$8,360	$8,295	$(247)	-2.9%
Ceded premiums	(2,381)	(2,980)	(2,611)	(2,880)	(2,419)	(37)	-1.6%
Net premiums	6,160	5,912	6,279	5,480	5,876	(284)	-4.6%
Allocated net investment income	4,885	4,842	3,230	3,742	3,892	(994)	-20.3%
Commissions and fees:
Loans	200	101	78	69	42	(157)	-78.9%
DebtWatchers	385	360	337	316	307	(78)	-20.2%
Prepaid Legal Services	2,339	2,285	2,487	3,225	2,468	129	5.5%
Auto and Homeowners Insurance	1,719	1,998	1,606	2,032	1,770	51	3.0%
Long-Term Care Insurance	521	570	565	550	534	13	2.5%
Other sales commissions	337	399	467	188	391	54	15.9%
Other, net	1,269	1,318	1,569	1,103	1,136	(133)	-10.5%
Operating revenues	17,814	17,785	16,618	16,706	16,415	(1,399)	-7.9%
Benefits and expenses:
Benefits and claims	3,928	4,125	3,513	4,519	4,510	582	14.8%
Amortization of DAC	137	747	289	1,141	(5)	(142)	-103.9%
Insurance commissions	681	715	686	468	617	(65)	-9.5%
Insurance expenses	2,088	1,900	981	1,285	1,837	(251)	-12.0%
Sales commissions	2,833	2,803	2,929	3,029	2,764	(68)	-2.4%
Interest expense	4,543	4,543	4,544	4,544	4,544	1	nm
Other operating expenses	18,266	19,161	22,211	19,154	19,486	1,220	6.7%
Operating benefits and expenses	32,477	33,993	35,153	34,139	33,754	1,277	3.9%
Operating income before income taxes	$(14,663)	$(16,208)	$(18,535)	$(17,433)	$(17,339)	$(2,676)	-18.3%

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)						YOY Q1
Term Life Insurance Operating Income Before Income Taxes	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	$ Change	% Change
Revenues:
Direct Premiums	$559,663	$567,849	$568,592	$570,545	$569,164	9,500	1.7%
Premiums ceded to Citi (1)	(344,883)	(344,143)	(340,170)	(337,501)	(331,733)	13,150	3.8%
Adjusted direct premiums (2)	214,780	223,706	228,422	233,044	237,430	22,650	10.5%
Other ceded premiums (3)	(55,450)	(63,424)	(59,417)	(60,978)	(63,389)	(7,939)	-14.3%
Net premiums	159,330	160,282	169,005	172,067	174,042	14,712	9.2%
Allocated net investment income	16,713	16,839	17,235	18,986	17,281	568	3.4%
Other, net	6,937	7,245	7,337	7,318	7,042	105	1.5%
Operating revenues	182,980	184,366	193,577	198,370	198,365	15,385	8.4%
Benefits and expenses:
Benefits and claims	71,263	68,287	77,722	78,059	77,990	6,727	9.4%
Amortization of DAC	32,721	29,778	34,171	36,661	35,017	2,296	7.0%
Insurance commissions	1,315	929	1,070	690	601	(714)	-54.3%
Insurance expenses	26,413	26,293	30,514	25,978	32,804	6,391	24.2%
Interest expense	4,063	4,009	4,168	4,156	4,132	69	1.7%
Operating benefits and expenses	135,776	129,296	147,645	145,544	150,545	14,769	10.9%
Operating income before income taxes	$47,205	$55,070	$45,932	$52,826	$47,820	$616	1.3%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$130,855	$139,973	$145,636	$150,916	$156,714	$25,860	19.8%
Legacy direct premiums (5)	428,809	427,876	422,956	419,629	412,449	(16,359)	-3.8%
Total direct premiums	$559,663	$567,849	$568,592	$570,545	$569,164	$9,500	1.7%

Premiums ceded to Citi	$344,883	$344,143	$340,170	$337,501	$331,733	(13,150)	-3.8%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$126,713	$131,711	$137,139	$139,037	$141,379	14,665	11.6%
% of adjusted direct premiums	59.0%	58.9%	60.0%	59.7%	59.5%	nm	nm

DAC amortization & insurance commissions	$34,036	$30,707	$35,241	$37,351	$35,619	1,582	4.6%
% of adjusted direct premiums	15.8%	13.7%	15.4%	16.0%	15.0%	nm	nm

Insurance expenses, net (7)	$19,476	$19,047	$23,177	$18,660	$25,762	6,286	32.3%
% of adjusted direct premiums	9.1%	8.5%	10.1%	8.0%	10.9%	nm	nm

Total term life operating income before income taxes	$47,205	$55,070	$45,932	$52,826	$47,820	616	1.3%
% of adjusted direct premiums	22.0%	24.6%	20.1%	22.7%	20.1%	nm	nm

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi
(4)	Primary direct premiums - direct premiums not subject to the 2010 Citi reinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 Citi reinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	95,566	95,382	96,596	97,966	98,358	2,792	2.9%
New life-licensed representatives	7,447	9,082	8,793	8,510	7,486	39	0.5%
Non-renewal and terminated representatives	(7,631)	(7,868)	(7,423)	(8,118)	(7,699)	(68)	-0.9%
Life-insurance licensed sales force, end of period	95,382	96,596	97,966	98,358	98,145	2,763	2.9%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$40.1	$48.0	$44.7	$47.0	$45.1	$5.1	12.6%
Additions and increases in premium	12.4	13.0	12.9	13.3	12.8	0.4	3.4%
Total estimated annualized issued term life premium	$52.5	$61.1	$57.6	$60.3	$57.9	$5.5	10.4%

Issued term life policies	49,320	59,569	55,146	56,949	55,677	6,357	12.9%
Estimated average annualized issued term life premium per policy (1)(2)	$813	$806	$810	$825	$811	$(2)	-0.3%

Term life face amount in-force, beginning of period ($mills)	$674,868	$673,078	$681,978	$681,178	$681,927	$7,059	1.0%
Issued term life face amount (3)	15,748	18,494	17,337	17,996	17,181	1,434	9.1%
Terminated term life face amount	(14,160)	(12,759)	(13,866)	(14,177)	(13,344)	816	5.8%
Foreign currency impact, net	(3,378)	3,166	(4,272)	(3,070)	(7,247)	(3,869)	nm
Term life face amount in-force, end of period	$673,078	$681,978	$681,178	$681,927	$678,517	$5,439	0.8%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Investment & Savings Products Operating Income Before Income Taxes	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$57,904	$60,255	$58,394	$61,204	$60,035	$2,130	3.7%
Asset-based	53,807	56,114	58,744	57,134	56,837	3,030	5.6%
Account-based	9,720	9,957	10,251	10,548	10,452	732	7.5%
Other, net	1,839	1,821	1,884	2,497	1,751	(88)	-4.8%
Operating revenues	123,270	128,147	129,273	131,383	129,074	5,804	4.7%
Benefits and expenses:
Amortization of DAC	2,335	2,172	2,484	1,743	1,201	(1,135)	-48.6%
Insurance commissions	2,086	2,237	2,290	2,185	1,971	(115)	-5.5%
Sales commissions:
Sales-based	41,563	42,702	41,193	42,749	42,442	879	2.1%
Asset-based	20,725	21,859	23,378	23,011	23,251	2,525	12.2%
Other operating expenses	22,532	23,131	23,024	22,655	25,166	2,634	11.7%
Operating benefits and expenses	89,243	92,100	92,369	92,344	94,031	4,788	5.4%
Operating income before income taxes	$34,028	$36,047	$36,904	$39,039	$35,044	$1,016	3.0%

Financial Analysis

Fees paid based on client asset values (1)	$4,569	$4,780	$4,974	$4,827	$4,674	$105	2.3%
Fees paid based on fee-generating accounts (2)	2,931	2,978	3,009	3,043	3,172	240	8.2%
Other operating expenses	15,031	15,372	15,041	14,786	17,320	2,289	15.2%
Total other operating expenses	$22,532	$23,131	$23,024	$22,655	$25,166	$2,634	11.7%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.33%	1.37%	1.43%	1.46%	1.36%	nm	nm
Canada	1.09%	1.02%	0.97%	0.95%	1.09%	nm	nm
Total	1.29%	1.33%	1.37%	1.39%	1.32%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.036%	0.036%	nm	nm
Canada	0.127%	0.126%	0.123%	0.127%	0.134%	nm	nm
Total	0.053%	0.054%	0.054%	0.053%	0.053%	nm	nm

Account-based net revenue per average fee generating account (5)(6)	$2.62	$2.67	$2.75	$2.83	$2.70	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating accounts - recordkeeping fees that vary with the number of fee-generating accounts
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating accounts
(6)	In whole dollars

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Key Statistics	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$569.0	$650.1	$600.1	$616.1	$641.2	$72.2	12.7%
Canada Retail Mutual Funds	252.4	170.9	162.7	188.4	214.5	(37.9)	-15.0%
Indexed Annuities	84.2	84.7	62.0	54.0	73.7	(10.5)	-12.5%
Variable Annuities and other	365.8	417.1	434.2	469.4	405.0	39.2	10.7%
Total sales-based revenue generating product sales	1,271.4	1,322.7	1,259.0	1,327.8	1,334.3	62.9	4.9%
Managed Accounts	62.8	65.3	66.3	63.9	66.1	3.3	5.2%
Segregated Funds	76.6	51.1	51.2	64.1	114.4	37.7	49.2%
Total product sales	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$103.9	7.4%

Canada Retail Mutual Funds	$252.4	$170.9	$162.7	$188.4	$214.5	$(37.9)	-15.0%
Segregated Funds	76.6	51.1	51.2	64.1	114.4	37.7	49.2%
Total Canada product sales	329.0	222.0	213.9	252.5	328.8	(0.2)	-0.1%
Total U.S. product sales	1,081.8	1,217.2	1,162.6	1,203.3	1,185.9	104.1	9.6%
Total product sales	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8	$103.9	7.4%

Client asset values, beginning of period ($mills)	$44,990	$45,839	$48,008	$47,399	$48,656	$3,666	8.1%
Inflows	1,411	1,439	1,377	1,456	1,515	104	7.4%
Outflows (1)	(1,246)	(1,211)	(1,206)	(1,161)	(1,246)	0	nm
Net flows	165	228	171	295	269	104	nm
Foreign currency impact, net	(321)	313	(432)	(309)	(734)	(413)	nm
Change in market value, net and other (2)	1,005	1,628	(348)	1,270	1,004	(1)	nm
Client asset values, end of period	$45,839	$48,008	$47,399	$48,656	$49,195	$3,356	7.3%
Annualized net flows as % of beginning of period asset values	1.5%	2.0%	1.4%	2.5%	2.2%	0.7%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$22,797	$23,458	$23,945	$24,363	$24,787	$1,990	8.7%
Canada Retail Mutual Funds	6,045	6,371	6,513	6,265	6,035	(9)	-0.2%
Managed Accounts	1,095	1,203	1,287	1,369	1,446	351	32.1%
Indexed Annuities	839	921	986	1,035	1,089	250	29.8%
Variable Annuities and other	11,839	12,152	12,548	12,748	12,995	1,156	9.8%
Segregated Funds	2,449	2,507	2,547	2,462	2,390	(59)	-2.4%
Total	$45,063	$46,611	$47,825	$48,243	$48,743	$3,679	8.2%

Canada Retail Mutual Funds	$6,045	$6,371	$6,513	$6,265	$6,035	$(9)	-0.2%
Segregated Funds	2,449	2,507	2,547	2,462	2,390	(59)	-2.4%
Total Canada average client assets	8,494	8,878	9,060	8,728	8,425	(68)	-0.8%
Total U.S. average client assets	36,570	37,733	38,766	39,515	40,317	3,748	10.2%
Total average client assets	$45,063	$46,611	$47,825	$48,243	$48,743	$3,679	8.2%

Average number of fee-generating accounts (thous) (3)
Recordkeeping and custodial accounts	1,991	2,011	2,026	2,034	2,067	76	3.8%
Recordkeeping only accounts	596	604	611	616	628	32	5.3%
Total	2,587	2,614	2,636	2,651	2,695	108	4.2%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2015
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$180,207	$180,207	$-	8.9%	9.4%

Fixed Income:
Treasury	32,834	34,814	(1,980)	1.6%	1.8%	2.43%	AAA
Government	139,093	137,142	1,951	6.8%	7.1%	4.26%	AA-
Tax-Exempt Municipal	4,845	4,980	(135)	0.2%	0.3%	3.26%	BBB+
Corporate	1,239,153	1,165,068	74,086	61.0%	60.4%	4.85%	BBB+
Mortgage-Backed	112,169	102,946	9,223	5.5%	5.3%	4.84%	AAA
Asset-Backed	79,413	79,127	286	3.9%	4.1%	0.94%	AA+
CMBS	77,840	73,926	3,914	3.8%	3.8%	3.30%	AAA
Private	106,187	100,316	5,871	5.2%	5.2%	5.06%	BBB
Redeemable Preferred	2,727	2,882	(155)	0.1%	0.1%	15.38%	BBB+
Convertible	3,020	2,556	464	0.1%	0.1%	4.92%	BBB+
Total Fixed Income	1,797,281	1,703,757	93,524	88.5%	88.4%	4.53%	A

Equities:
Perpetual Preferred	16,519	15,052	1,467	0.8%	0.8%
Common Stock	22,925	17,129	5,795	1.1%	0.9%
Mutual Fund	6,770	4,573	2,198	0.3%	0.2%
Other	5,593	5,593	-	0.3%	0.3%
Total Equities	51,807	42,347	9,460	2.6%	2.2%

Total Invested Assets	$2,029,295	$1,926,311	$102,984	99.9%	99.9%

Corporate Portfolio by Sector

Energy	$158,513	$153,143	$5,370	12.8%	13.1%
Consumer Non Cyclical	140,073	129,912	10,161	11.3%	11.2%
Reits	134,973	126,579	8,394	10.9%	10.9%
Basic Industry	105,534	98,900	6,634	8.5%	8.5%
Banking	114,884	113,289	1,595	9.3%	9.7%
Electric	95,537	86,471	9,066	7.7%	7.4%
Technology	89,665	84,689	4,977	7.2%	7.3%
Insurance	80,651	73,609	7,041	6.5%	6.3%
Capital Goods	71,868	66,134	5,734	5.8%	5.7%
Communications	69,547	64,107	5,440	5.6%	5.5%
Consumer Cyclical	52,211	49,100	3,111	4.2%	4.2%
Transportation	41,459	40,487	972	3.3%	3.5%
Brokerage	28,110	26,055	2,055	2.3%	2.2%
Finance Companies	17,920	16,227	1,693	1.4%	1.4%
Industrial Other	16,220	15,356	864	1.3%	1.3%
Natural Gas	12,675	11,919	756	1.0%	1.0%
Financial Other	9,312	9,092	219	0.8%	0.8%
Total Corporate portfolio	$1,239,153	$1,165,068	$74,086	100.0%	100.0%
	Error	Error
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$191,494	$189,703	$1,792	10.7%	11.1%	3.53%
1-2 Yrs.	98,093	98,331	(238)	5.5%	5.8%	3.91%
2-5 Yrs.	690,924	635,867	55,057	38.4%	37.3%	5.14%
5-10 Yrs.	765,195	731,641	33,554	42.6%	42.9%	4.31%
> 10 Yrs.	51,576	48,215	3,360	2.9%	2.8%	4.97%
Total Fixed Income	$1,797,281	$1,703,757	$93,524	100.0%	100.0%	4.53%

Duration

Fixed Income portfolio duration	4.2	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of March 31, 2015	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$294,057	17.3%
AA	117,844	6.9%
A	382,027	22.4%
BBB	814,451	47.8%
Below Investment Grade	94,873	5.6%
NA	505	0.0%
Total Fixed Income	$1,703,757	100.0%

	Amortized Cost	% of Total			Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$4,320	0.4%	AAA		$62	0.1%
AA	55,757	4.8%	AA		4,121	4.1%
A	315,634	27.1%	A		1,067	1.1%
BBB	705,145	60.5%	BBB		90,166	89.9%
Below Investment Grade	84,033	7.2%	Below Investment Grade		4,900	4.9%
NA	178	0.0%	NA		-	—
Total Corporate	$1,165,068	100.0%		Total Private	$100,316	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$68,434	92.6%	AAA		$96,964	94.2%
AA	1,673	2.3%	AA		2,557	2.5%
A	2,583	3.5%	A		1,397	1.4%
BBB	1,235	1.7%	BBB		2,028	2.0%
Below Investment Grade	-	—	Below Investment Grade		-	—
NA	-	0.0%	NA		-	—
Total CMBS	$73,926	100.0%		Total Mortgage-Backed	$102,946	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$59,652	75.4%	AAA		$64,042	37.2%
AA	1,503	1.9%	AA		52,768	30.7%
A	17,483	22.1%	A		41,723	24.3%
BBB	127	0.2%	BBB		13,423	7.8%
Below Investment Grade	362	0.5%	Below Investment Grade		-	—
NA	-	—	NA		-	—
Total Asset-Backed	$79,127	100.0%		Total Treasury & Government	$171,956	100.0%

NAIC Designations

1	569,469	41.5%
2	713,615	52.0%
3	69,311	5.1%
4	14,079	1.0%
5	4,708	0.3%
6	138	0.0%
U.S. Insurer Fixed Income (2)	1,371,319	100.0%
Other (3)	374,785
Cash and cash equivalents	180,207
Total Invested Assets	1,926,311

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$21,032	$20,454	$20,933	$22,268	$19,795	(1,237)	-5.9%
Fixed-maturity securities (held-to-maturity)	-	-	1,299	2,183	2,475	2,475	nm
Equity Securities	385	471	450	556	516	131	34.0%
Deposit asset underlying 10% reinsurance treaty	953	1,490	(127)	779	1,672	719	75.4%
Policy loans and other invested assets	388	398	367	295	359	(29)	-7.5%
Cash & cash equivalents	53	68	70	56	43	(10)	-18.9%
Total investment income	22,811	22,881	22,992	26,137	24,860	2,049	9.0%
Investment expenses	1,212	1,200	1,228	1,226	1,212	-	0.0%
Interest Expense on Surplus Note	—	—	1,299	2,183	2,475	2,475	nm
Net investment income	$21,599	$21,681	$20,465	$22,728	$21,173	(426)	-2.0%
Fixed income book yield, end of period	4.87%	4.76%	4.62%	4.61%	4.53%	—	—
New money yield	3.61%	2.55%	2.29%	3.04%	2.47%	—	—

						YOY Q1
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.1%	16.7%	17.2%	17.4%	17.3%	0.2%
AA	7.8%	8.3%	6.8%	7.0%	6.9%	-0.9%
A	22.8%	22.1%	23.0%	22.4%	22.4%	-0.4%
BBB	47.5%	47.5%	48.1%	48.0%	47.8%	0.3%
Below Investment Grade	4.6%	4.9%	4.9%	5.0%	5.6%	0.9%
NA	0.1%	0.4%	0.0%	0.0%	0.0%	-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	na

		As of March 31, 2015				As of March 31, 2015			As of March 31, 2015
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$25,093	$27,764	AAA	United Kingdom	$59,864	$56,550	AAA	$751	$750
2	General Electric Co	18,998	16,388	AA+	Australia	43,037	40,063	AA	11,784	10,804
3	Province of Ontario Canada	10,242	10,360	AA-	Canada	42,301	39,803	A	17,044	15,779
4	Wells Fargo & Co	10,029	9,797	A	Brazil	20,273	20,161	BBB	13,762	13,423
5	National Rural Utilities Cooperative	9,860	7,759	A	France	17,853	16,718	Below Investment Grade	—	—
6	Iberdrola SA	9,401	8,472	BBB	Switzerland	16,354	15,560	NA	0	0
7	Washington Real Estate Investment	8,908	8,517	BBB	Ireland	13,637	12,249	Total	$43,341	$40,755
8	TransCanada Corp	8,084	8,110	A-	Bermuda	12,667	8,683
9	Discover Financial Services	7,615	6,551	BBB-	Netherlands	12,424	11,843
10	National Fuel Gas Co	7,564	6,562	BBB	Germany	10,710	10,089	Non-Government Investments (1)
11	Altria Group Inc	7,486	6,220	BBB+	Korea Republic Of	9,191	8,683
12	Vale Oversees Ltd	7,378	7,096	A-	Mexico	8,793	8,112	AAA	$—	$—
13	Ingram Micro Inc	7,125	6,666	BBB-	Hong Kong	7,346	6,982	AA	19,863	18,617
14	Prudential Financial Inc	6,952	6,414	A	Luxembourg	7,030	6,088	A	91,063	86,142
15	Phillips 66	6,900	6,137	BBB+	Belgium	6,966	5,688	BBB	173,857	163,377
16	Tesco PLC	6,890	6,354	BB+	Emerging Markets (2)	14,646	13,876	Below Investment Grade	20,599	19,109
17	Republic of Korea	6,881	6,383	A+	All Other	46,011	47,211	NA	382	360
18	ArcelorMittal	6,826	5,888	BB	Total	$349,105	$328,360	Total	$305,764	$287,606
19	International Business Machines	6,796	6,200	AA-
20	Verizon Communications Inc	6,401	5,943	BBB+
21	Australia & New Zealand Banking	6,238	6,096	BBB+
22	Province of Quebec Canada	6,188	5,837	A+
23	Ventas Inc	6,085	5,862	BBB+
24	Bunge Ltd	6,046	5,796	BBB-
25	Western Union Co/The	5,999	5,779	BBB
	Total	$215,985	$202,952

	% of total fixed income portfolio	10.6%	10.5%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2010	2011	2012	2013	2014	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015

Recruits	231,390	244,756	191,752	186,251	190,439	48,306	50,024	49,055	43,054	53,300

Life-insurance licensed sales force, beginning of period	99,785	94,850	91,176	92,373	95,566	95,566	95,382	96,596	97,966	98,358
New life-licensed representatives	34,488	33,711	34,425	34,155	33,832	7,447	9,082	8,793	8,510	7,486
Non-renewal and terminated representatives	(39,423)	(37,385)	(33,228)	(30,962)	(31,040)	(7,631)	(7,868)	(7,423)	(8,118)	(7,699)
Life-insurance licensed sales force, end of period	94,850	91,176	92,373	95,566	98,358	95,382	96,596	97,966	98,358	98,145

Issued term life policies	223,514	237,535	222,558	214,617	220,984	49,320	59,569	55,146	56,949	55,677

Issued term life face amount	$74,401	$73,146	$68,053	$67,783	$69,574	$15,748	$18,494	$17,337	$17,996	$17,181

Term life face amount in force, beginning of period	$650,195	$656,791	$664,955	$670,412	$674,868	$674,868	$673,078	$681,978	$681,178	$681,927
Issued term life face amount	74,401	73,146	68,053	67,783	69,574	15,748	18,494	17,337	17,996	17,181
Terminated term life face amount	(70,964)	(66,951)	(61,593)	(57,730)	(54,962)	(14,160)	(12,759)	(13,866)	(14,177)	(13,344)
Foreign currency impact, net	3,158	1,970	(1,003)	(5,596)	(7,553)	(3,378)	3,166	(4,272)	(3,070)	(7,247)
Term life face amount in force, end of period	$656,791	$664,955	$670,412	$674,868	$681,927	$673,078	$681,978	$681,178	$681,927	$678,517

Estimated annualized issued term life premium
Premium from new policies	$180.8	$187.6	$176.1	$173.5	$179.8	$40.1	$48.0	$44.7	$47.0	$45.1
Additions and increases in premium	44.6	44.9	45.5	48.6	51.6	12.4	13.0	12.9	13.3	12.8
Total estimated annualized issued term life premium	$225.4	$232.5	$221.5	$222.1	$231.4	$52.5	$61.1	$57.6	$60.3	$57.9

Investment & Savings product sales	$3,623.6	$4,265.1	$4,712.2	$5,208.8	$5,682.3	$1,410.8	$1,439.2	$1,376.5	$1,455.8	$1,514.8

Investment & Savings average client asset values	$31,908	$34,870	$35,904	$41,035	$46,936	$45,063	$46,611	$47,825	$48,243	$48,743

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